July 19, 2024
Pioneer VCT Portfolios
Supplement to the May 1, 2024 Class I and Class II Shares Prospectus and Summary Prospectus, as in effect and as may be amended from time to time, for:

Pioneer Bond VCT Portfolio
Pioneer Equity Income VCT Portfolio
Pioneer Fund VCT Portfolio
Pioneer High Yield VCT Portfolio
Pioneer Mid Cap Value VCT Portfolio
Pioneer Select Mid Cap Growth VCT Portfolio
Pioneer Strategic Income VCT Portfolio

Amundi Asset Management US, Inc. (the “Adviser”), the portfolio’s investment adviser, is currently an indirect, wholly-owned subsidiary of Amundi. On July 9, 2024, Amundi announced that it had entered into a definitive agreement with Victory Capital Holdings, Inc. (“Victory Capital”) to combine the Adviser with Victory Capital, and for Amundi to become a strategic shareholder of Victory Capital (the “Transaction”). Victory Capital is headquartered in San Antonio, Texas. The closing of the Transaction is subject to certain regulatory approvals and other conditions. There is no assurance that the Transaction will close.
The closing of the Transaction would cause the portfolio’s current investment advisory agreement with the Adviser to terminate. Under the terms of the Transaction, the portfolio’s Board of Trustees will be asked to approve a reorganization of the portfolio into a corresponding, newly established Victory Fund advised by Victory Capital Management Inc., an affiliate of Victory Capital. The proposed reorganization of the portfolio would be sought in connection with the closing of the Transaction. If approved by the Board, the proposal to reorganize the portfolio will be submitted to the shareholders of the portfolio for their approval. There is no assurance that the Board or the shareholders of the portfolio will approve the proposal to reorganize the portfolio.
33809-00-0724
©2024 Amundi Distributor US, Inc.
Underwriter of Pioneer mutual funds
Member SIPC